Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Schnitzer Steel Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Senior Vice President, Chief Financial Officer and Chief of Corporate Operations of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 25, 2016

/s/ Richard D. Peach
Richard D. Peach Senior Vice President, Chief Financial Officer and Chief of Corporate Operations